STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


February 22, 2002


To our Shareholders:

     Despite a strong rebound from the lows reached in September, the U.S. equity markets recorded their second consecutive year of losses in 2001. For the year, the DJIA, the S&P 500 Index, and the NASDAQ Composite posted declines of 7%, 13%, and 21%, respectively. Stock performance in 2001 was adversely affected by recessionary economic conditions and a sharper than expected decline in corporate profits. Real GDP growth fell into negative territory for the first time in ten years and operating profits for the S&P 500 declined by more than 20%. In addition, concerns regarding the use of aggressive accounting to bolster earnings by several large, well known companies hindered investor confidence in equities.

     Although the economic backdrop remains weak, signs of a recovery are beginning to emerge. For example, the index of leading indicators has been positive for the past three months, consumer confidence has rebounded from its lows, and retail sales in December and January exceeded expectations. The employment picture remains negative with payrolls declining by 1.4 million in 2001 and the unemployment rate reaching a seven year high of 4.8% in December. However, it should be noted that the pace of layoffs has slowed and initial claims for unemployment are now running well below the peak levels reached during the third quarter of 2001. In addition, monetary and fiscal policies have been stimulative, inflation remains subdued, and short-term interest rates are at a forty year low. As a result, we believe that an economic recovery is likely to commence during the first half of this year, although the pace and sustainability are far from certain, given the continued weak outlook for capital spending and a relatively high level of consumer debt.

     Since P/E ratios for the major indices are still above their long term historical average, a rebound in corporate earnings appears necessary to justify higher stock prices. Although earnings declined sharply in the third and fourth quarters of 2001, the low point in profits for this economic cycle may have been reached. Current forecasts now anticipate that year over year earnings comparisons will turn positive by the second quarter of this year and that full year 2002 earnings will show double digit rates of gain. Since the underlying trends for the economy and corporate profits are expected to improve as the year progresses, and since stock prices are generally forward looking, it seems reasonable to assume that at least modest gains in the equities market can be achieved this year.

     With respect to our portfolio, we intend to maintain our discipline of purchasing stocks selling at attractive prices based on traditional methods of valuation. Our large cash position should also enable us to be opportunistic with respect to adding new positions to the portfolio.

     We enclose a report of our Corporation's operations for the year ended December 31, 2001. The net asset value per share of the Corporation's Common Stock as at December 31, 2001 was $8.10, as compared with its net asset value at December 31, 2000 of $7.86 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.065 per share paid on September 11, 2001 to shareholders of record at the close of business on August 31, 2001, and $.50 per share paid on January 24, 2002 to shareholders of record at the close of business on December 28, 2001. As at February 20, 2002 the unaudited net asset value per share was approximately $7.78.

     As at December 31, 2001 and February 20, 2002 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $5.35 and $6.15, respectively. Thus, as at December 31, 2001 and February 20, 2002 the market price for the Corporation's shares represented discounts of approximately 34% and 21%, respectively, from the Corporation's net asset values at such dates.

     Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,


/s/ Wayne S. Reisner
--------------------
Wayne S. Reisner
President

                          Independent Auditors' Report



To the Shareholders and Board of Directors of Sterling Capital Corporation:


     We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Tardino Tocci & Goldstein LLP
---------------------------------
TARDINO TOCCI & GOLDSTEIN LLP


New York, New York
February 19, 2002

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                December 31, 2001


                                                      Number of     Market Value
                                                        Shares        (Note A)
                                                      ---------      ------------
Common & Preferred Stocks - 77.55% of net assets
Financial Services - 20.16%
 MBIA, Inc. .......................................     10,500       $  563,115
 Fleet Boston Financial Corp. .....................     11,000          401,500
 J.P. Morgan Chase & Co ...........................     11,000          399,850
 MetLife Inc. .....................................     11,000          348,480
 Amerus Group Co. .................................      9,237          331,054
 Unumprovident Corp. ..............................     11,500          304,865
 PNC Financial Services Group Inc. ................      5,000          281,000
 American Express Company .........................      7,000          249,830
 KeyCorp ..........................................     10,000          243,400
 Merrill Lynch & Co. Inc. .........................      4,000          208,480
 Mellon Financial Corp. ...........................      5,000          188,100
 CNA Surety Corp. .................................     10,000          155,000
 eFunds Corp * ....................................     10,000          137,500
 Morgan Stanley Dean Witter & Co. .................      2,000          111,880
 Axa Sponsored ADR ................................      5,000          105,100
 Friedman Billings Ramsey * .......................     10,000           51,900
                                                                     ----------
                                                                     $4,081,054
                                                                     ----------

Real Estate and
Real Estate Investment Trusts - 15.98%
 Camden Property Trust ............................     20,190       $  740,973
 Chateau Communities, Inc. ........................     15,630          467,337
 Equity Residential Properties Trust ..............     15,900          456,489
 Amli Residential Properties Trust ................     18,000          453,960
 Equity Office Properties Trust ...................     10,000          300,800
 St. Joe Co. ......................................     10,000          277,500
 CarrAmerica Realty Trust 8.55% Pfd C .............      9,000          220,050
 Catellus Development Corp. * .....................     10,000          184,000
 Equity Residential Properties Trust Pfd C ........      5,000          133,500
                                                                     ----------
                                                                     $3,234,609
                                                                     ----------

* Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2001

                                                      Number of    Market Value
                                                        Shares       (Note A)
                                                      ---------    ------------
Technology - 13.56%
 Falconstor Software Inc.* ......................     135,750       $1,229,895
 Nam Tai Electronics Inc. .......................      25,000          414,500
 Koninklijke Philips Electronics NV Holdings.....      13,338          388,269
 Advanced Micro Devices, Inc. * .................      10,000          158,600
 Vishay Intertechnology Inc.* ...................       8,000          156,000
 Avnet, Inc. ....................................       6,000          152,820
 Filenet Corp. * ................................       5,000          101,450
 LSI Logic Corp. * ..............................       6,000           94,680
 AMEX Technology Select Index * .................       2,000           48,000
                                                                    ----------
                                                                    $2,744,214
                                                                    ----------

Telecommunication and Media - 9.11%
 SBC Communications Inc. ........................      12,000       $  470,040
 Verizon Communications .........................       6,100          289,506
 United States Cellular Corp * ..................       6,000          271,500
 Liberty Media Corp A * .........................      15,000          210,000
 AT&T Wireless Services Inc. * ..................      10,528          151,287
 Viacom Inc. Cl A * .............................       3,000          132,750
 Cablevision Systems Corp Cl A * ................       2,500          118,625
 Walt Disney Co. ................................       5,000          103,600
 AOL Time Warner Inc. * .........................       3,000           96,300
                                                                    ----------
                                                                    $1,843,608
                                                                    ----------

Consumer Goods - 7.56%
 Applica Incorporated * .........................      65,900       $  593,759
 Kimberly-Clark Corp. ...........................       5,000          299,000
 Black & Decker Corp. ...........................       6,000          226,380
 Newell Rubbermaid Inc. .........................       8,000          220,560
 Sara Lee Corp. .................................       5,000          111,150
 Concord Camera Corp. * .........................      10,000           79,200
                                                                    ----------
                                                                    $1,530,049
                                                                    ----------

* Non-income producing security



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2001

                                                   Number of     Market Value
                                                      Shares      (Note A)
                                                   ---------     ------------
Healthcare  - 4.20%
 Rhone Poulenc 8.125% Pfd. ......................     10,000    $   256,000
 Aventis Spon ADR ...............................      3,000        213,000
 Bristol Myers Squibb Co. .......................      4,000        204,000
 Pharmacia Corporation ..........................      2,070         88,286
 Merck & Co. ....................................      1,500         88,200
                                                                -----------
                                                                $   849,486
                                                                -----------

Automotive & Transportation Services - 2.04%
 Ryder System Inc. ..............................     10,000    $   221,500
 Lear Corp * ....................................      5,000        190,700
                                                                -----------
                                                                $   412,200
                                                                -----------

Retail - 1.96%
 Federated Department Stores * ..................      7,000    $   286,300
 May Department Stores ..........................      3,000        110,940
                                                                -----------
                                                                $   397,240
                                                                -----------

Paper Products - 1.07%
 Mead Corp. .....................................      7,000    $   216,230
                                                                -----------

Energy - 0.74%
 USX - Marathon Group ...........................      5,000    $   150,000
                                                                -----------

Industrial Products - 0.59%
 Pall Corporation ...............................      5,000    $   120,300
                                                                -----------

Office Equipment and Services - 0.58%
 Ikon Office Solutions ..........................     10,000    $   116,900
                                                                -----------

Total common and preferred stocks  (cost $12,306,443)           $15,695,890
                                                                -----------


* Non-income producing security


         The accompanying notes are an integral part of these statements


                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2001


                                                       Principal   Market Value
                                                        Amount       (Note A)
                                                       ---------   ------------
Corporate Bonds and Notes - 5.27%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 .........   $   150,000   $   150,718
 UBS GOAL 18.5%
  note due 5/28/2002 ............................       250,000       177,500
 Beneficial Corp 6.575%
  note due 12/16/2002 ...........................       250,000       258,926
 Ford Motor Credit 7.5%
  note due 6/15/2003 ............................       250,000       259,734
 American Home Products 7.9%
  note due 2/15/2005 ............................       200,000       219,321
                                                                  -----------
Total corporate bonds and notes
      (cost $1,104,853) .........................                 $ 1,066,199
                                                                  -----------

Government Agencies - 1.25%
 Federal National Mortgage Association
    6.50% due 4/29/2009 .........................   $   250,000   $   253,437
                                                                  -----------
Total Government Agencies (cost $243,125) .......                 $   253,437
                                                                  -----------

U.S. Government Obligations - 1.00%
 U.S. Treasury Note 6.5% due 2/28/2002 ..........   $   200,000   $   201,500
                                                                  -----------
Total U.S. Government Obligations (cost $198,925)                 $   201,500
                                                                  -----------



Total Investments (cost $13,853,344) ............                 $17,217,026
                                                                  ===========



         The accompanying notes are an integral part of these statements


                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2001

                                     ASSETS

Investment in securities, at value
    (identified cost $13,853,344) (Note A) ....................   $ 17,217,026
Cash ..........................................................      4,203,364
Investment in real estate (cost $100,000) (Note A) ............         50,000
Receivables:
    Dividends and interest ....................................         64,221
Prepaid Insurance .............................................          6,405
                                                                  ------------

Total assets ..................................................   $ 21,541,016
                                                                  ------------

                          LIABILITIES

Distribution payable to shareholders (Note F) .................   $  1,250,000
Payables:
     Accrued expenses and other liabilities ...................         51,971
                                                                  ------------

Total liabilities .............................................   $  1,301,971
                                                                  ------------

                          NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ...........   $  2,500,000
Paid-in capital ...............................................     17,722,718
Excess of distributions over accumulated net investment loss ..     (6,583,691)
Excess of net realized gain on investments over distributions .      3,286,336
Net unrealized appreciation on investments ....................      3,313,682
                                                                  ------------

Net assets ....................................................   $ 20,239,045
                                                                  ============

Net assets per outstanding share ..............................   $       8.10
                                                                  ============



         The accompanying notes are an integral part of these statements


                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2001


Investment income:
    Dividends ........................................      $489,002
    Interest .........................................       240,423
                                                            --------
      Total investment income ........................      $729,425
                                                            --------

 Expenses (Notes C, D and E):
    Officers' salaries ...............................      $173,000
    Directors' fees and expenses .....................        63,870
    Pension and related costs ........................        35,505
    Payroll taxes, fees and employee benefits.........        29,392
    Office salaries ..................................        28,774
    Transfer agent and registrar fees ................        25,569
    Equipment rentals ................................        24,394
    Legal, audit and professional fees ...............        23,941
    Rent and Electric ................................        21,902
    Custodian fees and expenses ......................        16,926
    Federal, state and local taxes ...................         8,490
    Insurance ........................................         7,712
    American Stock Exchange listing fee ..............         7,500
    Miscellaneous ....................................         6,672
                                                            --------
      Total expenses .................................      $473,647
                                                            --------
Net investment income ................................      $255,778
                                                            --------

                                   (continued)


         The accompanying notes are an integral part of these statements


                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                      For the year ended December 31, 2001

Net investment income (from previous page) .................   $   255,778
                                                               -----------

Net gain on investments (Notes A and B):
    Realized gain from securities
    transactions: Long transactions:
      Proceeds from sales ..................................     8,073,290
      Cost of securities sold ..............................     7,020,515
                                                               -----------
      Net realized gain from long transactions .............     1,052,775
                                                               -----------

    Short sale transactions:
      Proceeds from securities sold short ..................       174,882
      Cost of securities purchased to cover short sales ....       161,256
                                                               -----------
      Net realized gain from short sale transactions .......        13,626
                                                               -----------

Net realized gain ..........................................     1,066,401
                                                               -----------

    Unrealized appreciation on investments:
    Beginning of period ....................................     4,040,928
    End of period ..........................................     3,313,682
                                                               -----------
    Net decrease in unrealized appreciation ................      (727,246)
                                                               -----------

Net realized and unrealized gain on investments ............       339,155
                                                               -----------

Net increase in net assets resulting from operations .......   $   594,933
                                                               ===========



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2001 and 2000


                                                                     Year ended
                                                           December 31,       December 31,
                                                               2001               2000
                                                           ------------       ------------
From investment activities:
  Net investment income .............................      $    255,778       $    243,329
  Net realized gain from securities transaction......         1,066,401          1,351,489
  Net decrease in unrealized appreciation ...........          (727,246)        (1,488,064)
                                                           ------------       ------------

Increase in net assets derived from
  investment activities .............................           594,933            106,754
Distributions to shareholders (Note F) ..............        (1,412,500)        (1,487,500)

Net Assets:
  Beginning of year .................................        21,056,612         22,437,358
                                                           ------------       ------------

  End of year .......................................      $ 20,239,045       $ 21,056,612
                                                           ============       ============


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001

Note A - Significant Accounting Policies

     Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

     The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

     The Corporation for the fiscal year ending December 31, 2001 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 2001. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001

(3) Securities Transactions Valuation

     Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

     Dividends to shareholders are recorded on the dividend declaration date.

5) Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

     The following summarizes all securities transactions by the Corporation for the year ended December 31, 2001:


Purchases (excludes $500,000 of short term corporate commercial paper)........    $ 6,895,308
Sales  (excludes  $1,500,000 of short term  corporate commercial paper and
$601,250 U.S. Government Obligations).........................................    $ 6,594,372

     Net realized and unrealized gain on investments for the year ended December 31, 2001 was $339,155. This amount represents the net increase in value of investments held during the period. The components are as follows:

Long transactions ................................   $325,529
Short transactions ...............................     13,626
                                                     --------
Net realized and unrealized gain on investments ..   $339,155
                                                     ========


     As of December 31, 2001, gross unrealized appreciation and (depreciation) of the corporation's securities portfolio were as follows:

Unrealized appreciation .....    $ 3,776,037
Unrealized depreciation .....      (462,355)
                                -----------
Net unrealized appreciation..   $ 3,313,682
                                ===========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001

Note C - Rent

     The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual rent expense for this space is approximately $22,000.

Note D - Other Transactions with Affiliates

     Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 2001 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

                        Officers' salaries...  $173,000
                        Directors' fees .....    60,000

     Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 2001, Mr. Scheuer and the Corporation paid or accrued approximately $366,300 and $61,400, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

The Corporation terminated its defined benefit plan effective December 31, 2000. Vested benefits will be distributed to plan participants in February 2002. Since the plan has sufficient assets to cover its obligations, the Corporation will not be obligated to make further contributions to the plan.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001

   Note F- Distributions to Shareholders

         On September 11, 2001 the Corporation paid a cash distribution of $.065 per share to shareholders of record at the close of business on August 31, 2001. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 2000 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 2001 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 2000. The Board of Directors determined that of the aggregate amount of the distribution ($162,500), $86,011 be considered a charge on the Corporation's books against net investment income and $76,489 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

     On January 24, 2002 the Corporation paid a cash distribution of $.50 per share to shareholders of record at the close of business on December 28, 2001. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 2001 even though the distribution was paid to shareholders in 2002. The Board of Directors determined that of the aggregate amount of the distribution ($1,250,000), $250,000 be considered a charge on the Corporation's books against net investment income and $1,000,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year:

                                                             Year Ended December 31
                                             ----------------------------------------------------
                                               2001       2000        1999       1998       1997
                                               ----       ----        ----       ----       ----

Investment income ........................     $ .29      $ .30      $ .25      $  .26     $  .30
Expenses .................................       .19        .21        .21         .21        .22
                                             -------    -------    -------     -------    -------
Net investment income ....................       .10        .09        .04         .05        .08

Distributions of net realized
capital gains ............................      (.43)      (.51)      (.51)       (.04)      (.82)

Distributions of net investment income ...      (.13)      (.08)      (.04)       (.05)      (.06)

Net realized gain (loss)and increase
 (decrease)in unrealized appreciation ....       .14       (.05)      1.00         .30       . 87
                                             -------    -------    -------     -------    -------

Net increase (decrease) in net asset value      (.32)      (.55)       .49         .26        .07
Net asset value:
   Beginning of period ...................      8.42       8.97       8.48        8.22       8.15
                                             -------    -------    -------     -------    -------
   End of period .........................   $  8.10    $  8.42    $  8.97     $  8.48    $  8.22
                                             =======    =======    =======     =======    =======

Ratio of expenses to average net assets ..       2.2%       2.4%       2.4%        2.5%       2.6%

Ratio of net investment income to
average net assets .......................       1.2%       1.0%        .4%         .5%        .9%

Portfolio turnover .......................        38%        49%        37%         41%        40%

Number of shares outstanding at end
of year (in 000's) .......................     2,500      2,500      2,500       2,500      2,500


                          STERLING CAPITAL CORPORATION
                   Report for the Year Ended December 31, 2001




                                    OFFICERS

Walter Scheuer ...............       Chairman of the Board of Directors
Wayne S. Reisner .............       President
Mark Nikiper..................       Executive Vice President and Secretary
Michael Carey ................       Vice President and Treasurer



                                    DIRECTORS

 Jay Eliasberg                                                  Nathan Kingsley
 Arthur P. Floor                                                  Archer Scherl
                                 Walter Scheuer


       Transfer Agent and Registrar                          Custodian

     Registrar and Transfer Company                         Citibank, N.A.
          10 Commerce Drive                                  120 Broadway
       Cranford, New Jersey 07016                      New York, New York  10271


                 Auditors                                   General Counsel

      Tardino Tocci & Goldstein LLP                           Skadden, Arps,
           The Chanin Building                           Slate, Meagher & Flom
      122 East 42nd Street Suite 1518                      Four Times Square
        New York, New York 10168                        New York, New York 10036



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